Amounts Recognized in Accumulated Other Comprehensive Income (loss) (Detail) In Millions	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Schedule of Pension and Other Postretirment Benefits Recgonized in Accumulated Other Comprehensive Income (Loss) [Line Items]
Net actuarial loss	$ (4,179)	¥ (347,494)	¥ (385,266)
Prior service costs	870	72,324	97,587
Net transition obligation	(20)	(1,626)	(3,570)
Net amount recognized	$ (3,329)	¥ (276,796)	¥ (291,249)